SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [ ]

Filed by a party other than the registrant  [X]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             LANNETT COMPANY, INC.
               (Name of registrant as specified in its charter)

                                Blair B. Hysni
                         Jaffe, Raitt, Heuer & Weiss
                           Professional Corporation
                         One Woodward Ave., Ste. 2400
                            Detroit, Michigan 48226
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2), or 14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______

    (2) Aggregate number of securities to which transaction applies:  ________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________

                             LANNETT COMPANY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 12, 1996




To the Stockholders:

        Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of Lannett Company, Inc. (the "Company") will be held at the Company's principal office, at 9000 State Road, Philadelphia, Pennsylvania, 19136, on Friday, April 12, 1996, at 10:00 a.m., local time, for the following purposes:

        (1) to elect five Directors to serve until the next annual meeting of the stockholders; and

        (2) to transact such other business as may properly come before the Meeting.

        A Proxy Statement containing information relevant to the Meeting appears on the following pages. Only holders of record of the Company's common stock at the close of business on March 7, 1996, are entitled to notice of, and to vote at, the Meeting or at any adjournment.

        All stockholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please sign, date and mark the enclosed proxy card which is being solicited by the Board of Directors and return it as soon as possible in the postage-paid envelope provided. If you wish to vote in accordance with the Board of Director's recommendations, you need only sign, date and return the proxy card. If you attend the Meeting, you may revoke your proxy and vote your own shares.


                                      By Order of the Board of Directors

                                      AUDREY FARBER
                                      Secretary


Dated: March 15, 1996

                             LANNETT COMPANY, INC.

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 12, 1996


                              GENERAL INFORMATION

Introduction

        This Proxy Statement has been prepared by the management of Lannett Company, Inc. (the "Company"), and is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting (the "Meeting") of the stockholders of the Company to be held at the Company's principal office, at 9000 State Road, Philadelphia, Pennsylvania, 19136, on Friday, April 12, 1996, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. The Company began distributing this Proxy Statement and the accompanying materials to the stockholders on March 15, 1996. The mailing address of the Company's principal executive offices is 9000 State Road, Philadelphia, Pennsylvania 19136.

Voting Rights

        Only holders of record of the Company's common stock (the "Common Stock") at the close of business on March 7, 1996 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or at any adjournment. On the Record Date, there were 5,206,128 shares of the Common Stock issued and outstanding. A list of all stockholders entitled to vote at the Meeting will be available for inspection by any stockholder at the Meeting and for a period of ten days prior to the Meeting at the Company's principal executive offices. Shares cannot be voted at the Meeting or at any adjournment unless the holder is present in person or represented by proxy.

Quorum

        The presence at the Meeting, whether in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum. If a quorum is not present, the vote of a majority of the shares of Common Stock present at the Meeting, whether in person or by proxy, may without notice adjourn the Meeting from day to day, or for such longer periods not exceeding fifteen days each, until a quorum can be obtained.

Solicitation

        The Board of Directors invites you to use the proxy card which accompanies this Proxy Statement to vote the shares of Common Stock owned by you on the Record Date with respect to each matter on which a vote is to be taken at the Meeting. To do so, sign, date and mark the enclosed proxy card and return it as soon as possible in the envelope provided. If you wish to vote in accordance with the Board of Director's recommendations, you need only sign, date and return the proxy card.

        Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees of the Company. The costs of soliciting proxies, whether by mail, telephone, telegraph, in person or otherwise, will be borne by the Company. The Company will reimburse brokerage houses and other nominees for expenses incurred in sending proxy materials to beneficial owners.

Revocation

        Any proxy given pursuant to this solicitation may be revoked at any time before it is voted by (a) delivering to the Secretary of the Company, at or before the time and date of the Meeting, (i) a written notice of revocation bearing a later date than the proxy, or (ii) a duly-executed proxy bearing a later date relating to the same shares; or (b) attending the Meeting and voting in person (attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Voting Proxies

        Shares of Common Stock represented by properly executed proxies received prior to the Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated in the proxy, the shares will be voted as indicated in this Proxy Statement in accordance with the recommendations of the Board of Directors. While the Notice of Annual Meeting indicates that business other than those matters set forth in this Proxy Statement may come before the Meeting, the Board of Directors knows of no other matters to be voted on at the Meeting. If any other matters properly come before the Meeting, the proxies solicited by this Proxy Statement grant discretionary authority to the proxyholders to vote with respect to such matters in accordance with their best judgment.


                             ELECTION OF DIRECTORS

Nominees

        The Company's bylaws provide that the number of directors of the Company may be determined by the stockholders, or in the absence of such determination, by the Board of Directors. In past years, the Board of Directors has consisted of six directors. However, effective January 1, 1996, Barry Weisberg resigned his position as President and a director of the Company leaving just five directors on the Board. The Board of Directors has determined that the functions of the Board can be adequately served by five directors. The Board of Directors nominates the five persons named below for election to the Board of Directors. Stockholders attending the meeting may determine that the Company should have fewer or more than five directors and may nominate and vote for that number of persons to fill such vacancies. If, due to circumstances not now foreseen, any of the nominees named below are unable or unwilling to serve for any reason, the proxies will be voted for such other person or persons as the Board of Directors may deem advisable.

In any event, the proxies will be voted for only the five nominees named in this Proxy Statement or their substitutes. Each director elected at the Meeting will serve for a term commencing on the date of the Meeting and continuing until his successor is elected and qualified or until his earlier resignation or removal.

        The following list identifies each nominee for election to the Board of Directors and sets forth certain information regarding each nominee. Each nominee is currently serving as a director of the Company.

        Roy English, 64, has served as a Director of the Company since February 1993. Mr. English is a pharmacist by profession. For many years prior to 1987, Mr. English owned and operated Major Pharmaceuticals - Kentucky (formerly Murray Drug Corp.), a generic drug distributor. In 1987, Mr. English sold Murray Drug Corp. From 1987 through 1989, Mr. English served as President of Major Pharmaceuticals - Kentucky. Mr. English provided consulting services to Major Pharmaceuticals from 1989 to August 1993. In 1988, Mr. English formed English Farms, Inc., a closely-held family corporation which sells food products and is currently Chairman of its Board. In 1991, Mr. English purchased 50% of Southeastern Book Co., an entity which buys and sells used college text books. He has retired as President but still serves as a director of such Company.

        Donald Epstein, 62, has served as a Director of the Company since 1989. From 1989 to the present, Mr. Epstein has acted as a financial consultant. From 1976 through 1989, Mr. Epstein served as President of Little Donnie's Inc., a Philadelphia-based food distribution company. During the past 23 years, Mr. Epstein has owned and operated a number of food distribution companies for various lengths of time, including A. Epstein, Inc. and McCray & Hunter, Inc., and several companies in the business of owning and operating restaurants in Pennsylvania and New Jersey, including H.A. Winston's, Watson's and Gibson's restaurants.

        David Farber, 36, was elected a Director of the Company in August 1991. Mr. Farber is the owner and President of The Vitamin Outlet Inc. From October, 1990 to November 1994, when he sold it, Mr. Farber was the President and owner of Vital Foods, Inc., an eight store chain of health food stores in the Detroit, Michigan area. Prior to that, Mr. Farber was employed by Michigan Pharmacal Corporation for 13 years; the most recent six years as Executive Vice President and, prior to that, as Production Manager. David Farber is the son of William Farber.

        William Farber, 64, was elected as Chairman of the Board of Directors in August 1991. From April 1993 to the end of 1993, Mr. Farber was the President and a director of Auburn Pharmaceutical Company. From 1990 through March 1993, Mr. Farber served as Director of Purchasing for Major Pharmaceutical Corporation. From 1965 through 1990, Mr. Farber was the Chief Executive Officer of Michigan Pharmacal Corporation. Mr. Farber is a registered pharmacist in the State of Michigan. William Farber is the father of David Farber and the husband of Audrey Farber, Secretary and Treasurer of the Company.

        Gerald Levinson, 64, has served as a Director of the Company since 1979. Mr. Levinson has been a financial consultant for over twenty years and was Assistant to the

Chairman of the Board of Directors of Tabas Enterprises, a privately-held diversified company, for almost twenty years. Mr. Levinson is currently a member of the Board of Directors of Execufirst Bancorp, Inc., a bank holding company, and its subsidiary, First Executive Bank.

        To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

Board Meetings

        The Board met three times during the fiscal year ended June 30, 1995 ("Fiscal 1995"). Each director attended all Board of Director meetings held in Fiscal 1995 during the period that he served as director; except that Roy English was unable to attend one of the meetings.

Committees

        Several important functions of the Board of Directors may be performed by committees that are comprised of members of the Board of Directors. The Company's bylaws authorize the formation of these committees and grant the Board of Directors the authority to prescribe the functions of each committee and the standards for membership of each committee. The Board of Directors appoints the members of each committee. The Board of Directors has three standing committees: an Executive Committee, an Audit Committee and a Compensation Committee. The Board of Directors does not have a standing nominating committee.

        The Executive Committee was established to manage the day-to-day business and affairs of the Company between regular Board meetings. The current members of the Executive Committee are William Farber and Donald Epstein. The Executive Committee did not hold any formal meetings during Fiscal 1995.

        The Audit Committee was established to (i) annually recommend a firm of independent public accountants to the Board of Directors to act as auditors of the Company; (ii) review the scope of the annual audit with the auditors in advance of the audit; (iii) review the results of the audit and the adequacy of the Company's accounting, financial and operating controls; (iv) review the Company's accounting and reporting principles, policies and practices; and (v) perform such other duties as may be delegated to it by the Board of Directors. The current members of the Audit Committee are William Farber and Gerald Levinson. The Audit Committee did not hold any formal meetings during Fiscal 1995.

        The Compensation Committee was established to make recommendations to the Board of Directors with respect to salaries and other compensation of the Company's officers, and to act as the administrator of the Company's 1993 Long Term Incentive Plan.

The current members of the Compensation Committee are William Farber and Roy English. The Compensation Committee did not hold any formal meetings during Fiscal 1995.

Required Vote

        Directors will be elected by a plurality of the votes of the shares of Common Stock cast in person or by proxy at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by the Company's transfer agent. The Judge of Elections appointed at the Meeting will combine the proxy votes with the votes cast in person at the Meeting.

Recommendation

        The Board of Directors recommends a vote in favor of, and, unless instructed otherwise, the proxies solicited by the Board of Directors will be voted FOR, the election of the five nominees listed above.

                          MANAGEMENT AND COMPENSATION

Executive Officers

        The executive officers of the Company are set forth below.

=========================================================================
Name                     Age                      Position
----                     ---                      --------

William Farber            64                      Chairman

Vlad Mikijanic            44             Vice President of Technical
                                                   Affairs
=========================================================================

        Vlad Mikijanic was elected Vice President of Technical Affairs in August 1991. For the prior 17 years, Mr. Mikijanic was employed by Zenith Laboratories in various positions including Corporate Director of Quality Control/Quality Assurance, a position which he held at Zenith for three years.

        See "ELECTION OF DIRECTORS - Nominees" above for a description of matters pertaining to Mr. William Farber.

        To the best of the Company's knowledge, there are no material proceedings to which any executive officer is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

Executive Compensation

        Summary Compensation Table

        The following table summarizes all compensation paid to or earned by the Executive Officers of the Company for Fiscal 1995, the fiscal year ended June 30, 1994 ("Fiscal 1994") and the fiscal year ended June 30, 1993 ("Fiscal 1993"). There are no other executive officers whose total annual salary and bonus for services rendered to the Company or any subsidiary exceeded $100,000 during Fiscal 1995.

==================================================================================================================
                                                                             Long Term
                                                                            Compensation
                                                                   -----------------------------
                       Annual Compensation                                 Awards        Payouts
------------------------------------------------------------------------------------------------

   (a)          (b)         (c)         (d)            (e)           (f)         (g)        (h)           (i)
Name and                                                          Restricted               LTIP        All Other
Principal      Fiscal                             Other Annual      Stock     Options/    Payouts    Compensation
Position        Year       Salary      Bonus(1)   Compensation     Award(s)     SARs      Amount        Amount
--------       ------      ------      ------     ------------    ----------  --------    -------    ------------

Barry           1995      163,262       10,760      20,000(2)          0           0         0          27,850(3)
Weisberg
President/
CEO

                1994      158,556       10,883      20,000(2)          0      20,000(4)      0          27,676(5)


                1993      154,500       11,272      20,634(2)          0      20,000(6)      0          22,427(7)

Vlad            1995      101,038            0       7,200(2)          0           0         0           3,268(8)
Mikijanic
Vice
President/
Technical
Affairs

===========================================================================

        (1) The Company contributed $9,240, $9,117 and $8,728 in Fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively, on Mr. Weisberg's behalf to the Company's 401(k) Plan. Pursuant to his employment agreement, Mr. Weisberg earned an additional bonus of $10,760, $10,883 and $11,272 in Fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively.

        (2) Includes $20,000 paid to Mr. Weisberg, and $7,200 paid to
Mr. Mikijanic for automobile leasing and expenses for all periods presented.



                                     -6-




        (3) Includes $13,740 paid to the Company's 401(k) Plan (including $9,240 contributed pursuant to Mr. Weisberg's bonus arrangement and an additional contribution of up to 3% of Mr. Weisberg's salary), $8,624 paid for life insurance premiums, and $5,486 paid for long term disability insurance.

        (4) Represents incentive stock options to purchase 20,000 shares of Common Stock which were granted to Mr. Weisberg under the Company's 1993 Long Term Incentive Stock Plan (the "Plan"). The options were granted at a per share exercise price of $3.78125, which was the fair market value on the date of issuance. The options are exercisable one-third on or after April 27, 1995, one-third on or after April 27, 1996 and one-third on or after April 27, 1997.

        (5) Includes $13,831 paid to the Company's 401(k) Plan (including $9,117 contributed pursuant to Mr. Weisberg's bonus arrangement and an additional contribution of up to 3% of Mr. Weisberg's salary), $8,627 paid for life insurance premiums, and $5,218 paid for long term disability insurance.

        (6) Represents incentive stock options to purchase 20,000 shares of Common Stock at a per share exercise price of $4,375, which were granted to Mr. Weisberg under the Plan. The options were granted at a per share exercise price equal to the fair market value on the date of issuance. The per share exercise price and the number of shares subject to option were subsequently adjusted to reflect the Company's four-for-one stock split effected in March 1993. The options are exercisable one-third on or after February 16, 1994, one-third on or after February 16, 1995 and one-third on or after February 16, 1996.

        (7) Includes $13,800 paid to the Company's 401(k) Plan (including $8,728 contributed pursuant to Mr. Weisberg's bonus arrangement and an additional contribution of up to 3% of Mr. Weisberg's salary) and $8,627 paid for life insurance premiums.

        (8) Represents $3,268 paid to the Company's 401(k) Plan (a Company contribution of up to 3% of Mr. Mikijanic's salary).

                  Option Exercises and Year End Option Values

======================================================================================================
         (a)                (b)              (c)                  (d)                     (e)
                                                                                       Value of
                                                                                      Unexercised
                                                         Number of Securities        In-the-Money
                          Shares                         Underlying Unexercised       Options at
                         Acquired                          Options at FY-End            FY-End
                            on              Value            Exercisable/            Exercisable/
        Name             Exercise         Realized           Unexercisable          Unexercisable *
------------------------------------------------------------------------------------------------------

Barry Weisberg               -                -                 20,000                 $      0
President/CEO                                                   20,000                 $      0

==============================================================================
* Computed by reference to the average of the bid and asked prices of such stock as quoted by the NQB.

        Compensation of Directors.

        Directors received compensation of $300 per meeting attended, for services provided as directors of the Company or for committee participation or special assignments during Fiscal 1995. Directors are reimbursed for expenses incurred in attending Board meetings.

        Employment Contracts.

        The Company and Barry Weisberg entered into a five-year Employment Agreement as of August 14, 1991, which provided for an initial salary of $150,000 with annual salary increases of 3%. In addition, Mr. Weisberg is entitled to an annual bonus equal to $20,000 less the amount the Company contributes to a retirement plan for Mr. Weisberg's benefit and an automobile allowance of $20,000 per annum. Effective January 1, 1996, Barry Weisberg resigned as President and a director of the Company. In announcing his resignation, Mr. Weisberg noted that he had accomplished most of what he had hoped, creating a solid, emerging Company, and that he could relax a little now that his long commute from his home in eastern New Jersey had ended.

        The Company and Mr. Weisberg entered into a Termination of Employment Agreement dated as of January 1, 1996, pursuant to which, in full satisfaction of all obligations which may be owed to him under his Employment Agreement, the Company agreed to pay him, as and when provided under his Employment Agreement, all compensation and fringe benefits to which he is entitled under his Employment Agreement through the close of business August 13, 1996. Mr. Weisberg's annual salary for the year ending August 13, 1996 is $168,826.32. In addition, under the Termination Agreement, if all or substantially all of the Company's assets or a majority of its outstanding stock is sold on or before June 30, 1996, the Company will pay Mr. Weisberg the sum of $220,000 in immediately available funds within twenty four (24) hours following the consummation of such transaction.

        The Company and Vlad Mikijanic entered into a five-year Employment Agreement as of February 1, 1994, which provided for an initial salary of $100,000 with annual salary increases of 3% and an automobile allowance of $7,200 per annum.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        William Farber, a principal shareholder and a director of the Company, has provided the Company with a financing package aggregating $5,500,000, which the Company has used to renovate its manufacturing facility, to acquire new equipment, to remove hazardous waste materials, to retain new management and to provide working capital. The financing package was the Company's primary source of funds with which to operate during Fiscal 1993. The financing package consists of a $3,500,000 revolving line of credit and a $2,000,000 convertible debenture. During Fiscal 1995 the Company amended the shareholder revolving line of credit and convertible debenture agreements to defer interest accrued from April 1, 1995 to June 30, 1996 which is payable in twenty-four equal monthly installments, commencing August 15, 1996 and continuing on the fifteenth day of each month thereafter until paid in full. Mr. Farber is currently the holder of 980,226 shares of Common Stock, or approximately 18.83% of the Company's issued and outstanding shares. Mr. Farber also has the right to acquire an additional 8,000,000 shares of Common Stock upon conversion of the debenture.

        Prior to the election of Mr. Farber as a director, the Company's Board of Directors determined that the value of the debenture at the time of its issuance did not exceed its face amount. In making such determination, the directors considered the prices at which the Common Stock had been trading immediately prior to Mr. Farber's purchase of a significant block of such stock, the Company's dim prospects without the financing facility and the valuation placed on the Company by an investment banker engaged by Mr. Farber. At the time of issuance, the inter-dealer prices quoted for the Common Stock exceeded the conversion price for the Debenture. If Mr. Farber exercises the conversion feature of the Debenture, the per share earnings will be significantly diluted. It is likely that Mr. Farber will exercise the conversion feature prior to its expiration so long as quoted market prices for the Common Stock continue to exceed the conversion price.

                            PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of February 15, 1996, information regarding the security ownership of the directors and certain executive officers of the Company and persons known to the Company to be beneficial owners of more than five (5%) percent of the Common Stock:

=======================================================================================================
                                                  Excluding Options              Including Options
                                                     and Debentures                and Debentures
                                                ------------------------      ------------------------
Name and Address of                               Number        Percent         Number         Percent
Beneficial Owner               Office           of Shares       of Class      of Shares       of Class
-------------------            ------           ---------       --------      ---------       --------

Directors/Executive Officers:

Roy English                   Director              34,000(1)        .65%           34,000(1)      .65%
English Farms
511 No. 10th Street
Murray, KY  42071

Donald Epstein                Director             181,616          3.49%          181,616        3.49%
8848 Rising Sun
Philadelphia, PA 19115

David Farber(2)               Director              59,472(3)       1.14%           59,472(3)     1.14%
6874 Torybrooke Circle
W. Bloomfield, MI 48323

William Farber(2)           Chairman of            980,226         18.83%        8,980,226(4)    68.00%
32640 Whatley                the Board
Franklin, MI  48025

Gerald Levinson               Director             138,800(5)       2.67%          138,800(5)     2.67%
309 Harner Drive
Ambler, PA 19002
Vlad Mikijanic
9000 State Road            Vice President                0             0             3,999(6)      .03%
Philadelphia, PA 19136      of Technical
                              Affairs

Barry Weisberg                 Former               10,260(7)        .20%           30,259(7,8)    .23%
9000 State Road            President and
Philadelphia, PA 19136        Director

All directors and                                1,404,374         26.98%        9,428,372(9)    71.39%
executive officers
as a group
(7 persons)

Other 5% Shareholders:

Samuel Gratz                                     1,018,724(10)     19.56%        1,018,724(10)   19.56%
1139 Kerper Street
Philadelphia, PA 19111

==============================================================================

     (1) Includes 3,500 shares owned by the spouse of Mr. English.

     (2) William Farber is the father of David Farber and the husband of Audrey Farber, the Secretary and Treasurer of the Company.

     (3) Includes 6,192 shares held by David Farber's minor child and 4,000 shares held in an individual retirement account.


                                     -10-




     (4) Includes 8,000,000 shares of Common Stock subject to issuance upon conversion of the debenture held by Mr. Farber. Mr. Farber may convert all or any portion of such indebtedness at any time prior to payment in full of the outstanding indebtedness represented by the debenture at a rate of 4,000 shares of Common Stock for each $1,000 of outstanding indebtedness (adjusted to reflect the Company's 4 for 1 stock splits in April 1992 and March 1993), subject to anti-dilution provisions. The current outstanding indebtedness represented by the debenture is $2,000,000.

     (5) Includes 400 shares held by Mr. Levinson's child, who resides in the same household.

     (6) Represents 2,666 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 1,333 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125 per share.

     (7) Includes 4,060 shares held by Mr. Weisberg's minor child.

     (8) Includes 13,333 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 6,667 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125.

     (9) Includes 15,999 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $4.375 per share, and 8,000 shares of Common Stock subject to currently exercisable options to purchase shares at an exercise price of $3.78125 and 8,000,000 shares of Common Stock subject to issuance on the conversion of the debenture held by William Farber.

    (10) Includes 496 shares which are held by the wife of Samuel Gratz.

Section 16(a) Compliance

        Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company during Fiscal 1995, the Company is not aware of the failure to file on a timely basis, any of the reports required by Section 16(a) of the Securities Exchange Act of 1934.

Independent Public Accountants

        In December 1992, the Board of Directors selected Grant Thornton, L.L.P. to act as the Company's independent public accountants. Representatives of Grant Thornton, L.L.P. are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

Stockholder Proposals

        Any stockholder proposals to be presented at the next annual meeting of stockholders to be held in 1997 which are eligible for inclusion in the Company's proxy statement for such meeting must comply with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and must be received by the Company no later than November 16, 1996. Proposals should be addressed to the Company's Secretary at 9000 State Road, Philadelphia, Pennsylvania 19136.

1995 Annual Report to Stockholders

        The Company's 1995 Annual Report to Stockholders has been mailed with this Proxy Statement or previously delivered to stockholders.

Other Matters

        Management knows of no matters which will be presented for consideration at the Meeting other than those stated in the Notice of Meeting. However, if any other matters do properly come before the Meeting, the proxyholders named in the accompanying proxy will vote the proxy in accordance with their best judgment regarding such matters.

                                            By Order of the Board of Directors



                                            AUDREY FARBER
                                            Secretary


Dated: March 15, 1996

[ FRONT OF PROXY CARD ]

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                             LANNETT COMPANY, INC.
                 Proxy for the Annual Meeting of Stockholders
                                April 12, 1996

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            LANNETT COMPANY, INC.

The undersigned stockholder of LANNETT COMPANY, INC. (the "Company") hereby appoints WILLIAM FARBER and DONALD EPSTEIN, or either of them, the attorneys and proxies of the undersigned stockholder, with full power of substitution, to vote all of the shares of the Company's common stock standing in the name of the undersigned stockholder at the close of business on March 7, 1996, at the annual meeting (the "Annual Meeting") of the Company's stockholders to be held on Friday, April 12, 1996, and at any adjournment thereof, with all of the powers the undersigned stockholder would possess if then and there present.

I.      ELECTION OF DIRECTORS

        [ ]    FOR all of the nominees listed below:

               Roy English          William Farber
               Donald Epstein       Gerald Levinson
               David Farber

        [ ] FOR all of the nominees listed above EXCEPT those nominees with a line drawn through their name.

        [ ]    AUTHORITY IS WITHHELD for all of the nominees listed above.

II.     OTHER BUSINESS

        The above-appointed proxies are authorized to vote upon all matters incidental to the conduct of the Annual Meeting and such other business as may properly come before the Annual Meeting in accordance with their best judgment.
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

[ BACK OF PROXY CARD ]

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The undersigned stockholder acknowledges receipt of the Notice of Annual
Meeting and Proxy Statement dated March 15, 1996.

The giving of this Proxy does not affect the right of the undersigned stockholder to vote in person should the undersigned stockholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

This Proxy, when properly executed, will be voted by the above-appointed proxies in the manner directed herein by the undersigned stockholder. If no choices are specified, this Proxy will be voted FOR the election of the nominees listed above. The undersigned stockholder confers upon the above-appointed proxies the discretionary authority to vote for any other person or persons for election to the Board of Directors if any of the nominees listed above are unable to serve or for good cause will not serve as director due to circumstances not now foreseen.

Please sign exactly as your name appears below. If signing as attorney, executor, personal representative, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. When shares are held by joint tenants, both tenants must sign. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such broker as nominee are to be voted.


                               Signature: ___________________________________

                               Signature: ___________________________________
                                                   (if held jointly)

                               Date: _____________________

                               Brokers - Number of Shares: __________________

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE PROMPTLY.
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